EOG RESOURCES

                                                          EOG RESOURCES, INC.
                                                          600 Seventeenth Street
                                                          Suite 1100N
                                                          Denver, CO 80202
                                      December 3, 2003    (303) 572-9000
                                                          Fax: (303) 824-5400

Petrosearch Corporation
P.O. Box 672
Fulshear, TX 77441


Attention:  Mr. Brad Simmons
            President


                                      RE:  Farmout with Option Agreement
                                           Starbuck Prospect
                                           Phillips and Valley Counties, Montana

Gentlemen:

     This Farmout with Option Agreement is made and entered into this 3rd day of December, 2003, by and between EOG Resources, Inc., a Delaware corporation, hereinafter referred to as "Farmor", and Petrosearch Corporation, a Texas Corporation, hereinafter referred to as "Farmee." Farmor and Farmee, when jointly referred to, shall be known as the "Parties" to this Agreement.

                                   I. RECITALS
                                      --------

     Farmor represents, but does not warrant, that it is the owner of certain oil and gas leases and interests therein as described in Exhibit "A.1", covering lands as shown in yellow on Exhibit "A.2" both Exhibits attached hereto and by this reference made a part hereof. Reference is made to those leases and to the record thereof for all of the terms and conditions thereof. Such leases and lands described in Exhibits "A.1" will hereinafter be referred to as the "Contract Acreage", As shown on Exhibit "A.2", the Contract Acreage is divided into two (2) separate earning blocks.

                                  II. AGREEMENT
                                      ---------

     For and in consideration of the mutual covenants and agreements hereinafter set forth to be kept and performed by each of the Parties and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Parties do hereby agree to and adopt the terms and conditions hereinafter stated.

                       III. TEST WELL AND OPTION TEST WELL
                            ------------------------------

     A. On or before September 1, 2004, Farmee shall commence or cause to be commenced the actual drilling of a well, hereinafter referred to as the "Test Well", at a legal location of Farmee's choice on the Contract Acreage.


                            energy opportunity growth


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     B.  Farmee shall prosecute drilling of the Test Well with due diligence and in a good and workmanlike manner to a depth sufficient to adequately and conclusively test the Lodgepole formation or to the depth of 5,656 feet, whichever is the lesser depth, hereinafter referred to as the "Contract Depth." The Test Well will be drilled to the Contract Depth, tested and completed as a well capable of producing oil and/or gas in commercial quantities, or the dry hole will be plugged and abandoned and the premises restored in a good and workmanlike manner within ninety (90) days from commencement of actual drilling operations.

     C. If the Test Well is drilled and completed in the time and manner specified in this Agreement, Farmee shall earn the option, but not the obligation, to drill a second well, hereinafter referred to as the "Option Test Well" at a legal location of Farmee's choice on the undrilled Block. The Option Test Well, if drilled, must be actually spudded within one-hundred eighty (180) days after the date the rotary rig is released from the Test Well. Farmee shall prosecute drilling of the Option Test Well with due diligence and in a good and workmanlike manner to the Contract Depth. The Option Test Well will be drilled to the Contract Depth, tested and completed as a well capable of producing oil and/or gas in commercial quantities or the dry hole will be plugged and abandoned and the premises restored in a good and workmanlike manner within ninety (90) days from commencement of actual drilling operations.

     D. If, because of encountering impenetrable substances or because of other conditions making further drilling impractical, Farmee may discontinue drilling of the Test Well and/or Option Test Well before reaching the Contract Depth,
Farmee shall have the right to drill a substitute test well at a location mutually acceptable to Farmor and to Farmee, provided that the drilling of said substitute test well is commenced not later than thirty (30) days after the discontinuance of actual drilling of the original Test Well or Option Test Well. Such substitute test well will be drilled in a good and workmanlike manner and to the Contract Depth. If such substitute test well is commenced, drilled and completed as herein provided, Farmee shall have complied with this Agreement to the same extent as if the Test Well or Option Test Well had been commenced, drilled and completed in accordance herewith. Each reference herein to the Test Well or Option Test Well shall include any substitute test well therefor.

     E. All costs, expenses and risks incurred or arising out of the drilling, testing, completing, equipping and/or plugging and abandoning of the Test Well or Option Test Well, if drilled, and all costs and expenses incurred by Farmee in complying with the terms, conditions and provisions of this Agreement shall be borne solely by Farmee.

     F. For any well drilled hereunder, Farmee shall provide to Farmor the geologic information and reports described in Exhibit "B" attached hereto and by this reference made a part hereof Farmor shall at all times have full access to the rig floor at its sole cost, risk and expense.

     G. In the event the Test Well and/or Option Test Well is completed as a well capable of producing oil and/or gas, Farmee, within thirty (30) days after completion thereof, shall furnish Farmor with an itemized statement of the costs of drilling, testing, completing and equipping such well and disclosing all credits, including credits for salvage material, and shall also furnish Farmor with a detailed inventory of the equipment placed in and on the well. During the period of payout of such well as hereinafter provided, Farmee shall furnish Farmor each quarter with an itemized statement of the costs of operating and maintaining the applicable well and with monthly reports of all production, production sold, production on hand


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December 3, 2003
Page 3 of 9


and run tickets disclosing the type, quality and quantity of production from such well and the disposition thereof.

                                 IV. ASSIGNMENT
                                     ----------

     In the event Farmee drills and completes the Test Well and/or Option Test Well in accordance with the terms and conditions of this Agreement, ("Earning Well") and further provided that Farmee shall have furnished to Farmor evidence that all bills for labor and materials in connection with Farmee's operations have been fully paid, and upon receipt of written request within sixty (60) days following completion of such well, Farmor will, subject to the conditions, exceptions, reservations, covenants and agreements herein set forth, transfer and assign to Farmee without representation or warranty of title, either express or implied, the following:

     A. Should Farmee plug and abandon the Earning Well as a dry hole, Farmor shall assign to Farmee seventy-five percent (75%) of Farmor's working interest in and to that portion of the Contract Acreage located within the Block in which the Earning Well is located.

     B. Provided Farmee completes the Earning Well as a well capable of producing oil and/or gas in commercial quantities, Farmor shall assign to Farmee one hundred percent (100%) of Farmor's working interest in the Wellbore subject to the reservation by Farmor of an overriding royalty interest equal to the difference between existing lease burdens and twenty percent (20%) of 8/8ths of all oil, gas, other minerals, condensate, and casinghead gas produced and saved from the Earning Well. Said overriding royalty interest shall be inclusive of the landowner's royalty and any overriding royalty or other burdens which now exist provided, however, that as to federal leases the overriding royalty retained may be reduced to the extent required by the applicable regulations. Farmor's reserved overriding royalty interest shall be delivered free and clear of all liens and all costs of development and operation. In addition to the assignment covering the wellbore, Farmor shall assign to Farmee seventy-five percent (75%) of Farmor's working interest in that portion of the Contract Acreage located within the Block in which the Earning Well is located.

     C. The overriding royalty interest reserved herein to Farmor shall be reduced proportionately if the Oil and Gas Lease(s) to be assigned to Farmee cover(s) less than the full undivided interest in the oil, gas, and associated hydrocarbons in the assigned premises, if Farmor does not own all leasehold rights in said lease(s), and/or if all or any part of the assigned premises is pooled or communitized with other lands. Said pooling or communitization shall only be done with Farmor's consent.

     D. Farmor shall have the right to use any rights-of-way, easements or roads which Farmee may obtain or build in connection with its operations hereunder; and if Farmor actually uses said rights-of-way, easements, or roads, then Farmor will reimburse upon being billed by Farmee for a proportionate share of the cost of maintaining same.

     E. Any interest earned by Farmee hereunder shall be subject to its proportionate share of all leasehold burdens existing as of the date of this Agreement, all agreements affecting such interest as of the date of this Agreement and the terms and provisions of this Agreement.

     F. Upon receipt of any assignment earned by Farmee hereunder, Farmee agrees to file same with the governmental agency having authority (if applicable), record same in the


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December 3, 2003
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county records and furnish Farmor with a copy of the approved (if applicable)
and recorded assignment as soon as it is available.

                                    V. PAYOUT
                                       ------

     A. For purposes of this Agreement, "Payout" shall be defined individually for each Earning Well as the day when the proceeds or revenue received from the sale of production from the Earning Well, after deducting the payment of all taxes, royalties and overriding royalties, including the applicable overriding royalty retained by Farmor pursuant hereto, shall equal the total costs of drilling, testing, completing and equipping the Earning Well plus the costs of operating and maintaining same during the payout period. If Farmee should receive a cash contribution toward the drilling of Earning Well, such contribution shall be applied against the cost of such drilling and the costs which Farmee shall be entitled to recoup with respect to such well under the provisions of this paragraph shall be reduced accordingly. Further, in the event Farmee drills a substitute test well as provided herein, then it is understood that only the cost of the substitute test well and not any abandoned well may be included in the Payout account. Farmee shall so notify Farmor that Payout has been reached in the Earning Well in writing within thirty (30) days thereof.

                            VI. CONVERSION AT PAYOUT
                                --------------------

     A. At such time Farmee notifies Farmor that Payout has been reached, then Farmor shall have thirty (30) days after receipt of such notice in which to elect to convert Farmor's applicable reserved overriding royalty interest to a working interest equal to percent (25%) of the working interest within the Wellbore originally assigned to Farmee by virtue of the well which has now paid out pursuant to the terms of this Agreement. If Farmor does not make a formal election pursuant to this Article, then the absence of an election shall be deemed an election by Farmor to convert Farmor's reserved overriding royalty
                                 ----------
interest to the working interest described in this Article. Said working interest shall be owned by Farmor free and clear of all encumbrances not existing on the date of this Agreement. The conversion, if exercised, will be effective as of 7:00 a.m. the day following Payout. If Farmor elects to convert its applicable reserved overriding royalty as provided herein, then the Parties agree they will prepare, execute and deliver to each other the necessary conveyances and/or assignments and will execute all necessary transfer and division orders so as to carry out the intent and purpose of this paragraph.

                          VII. EXTENSIONS AND RENEWALS
                               -----------------------

     A. All of Farmor's present rights and all of the reservations and rights to which Farmor will be entitled pursuant to this Agreement shall extend and be applicable to (1) any extension of a portion or all of any lease covering the Contract Acreage and (2) any renewal lease covering a portion or all of any lease covering the Contract Acreage which may be acquired directly or indirectly by Farmee within one (1) year from the date of expiration or termination of any current lease covering the Contract Acreage. All acquisition costs of any such extension or renewal lease acquired by Farmee shall be borne by Farmee. Farmee shall execute and deliver to Farmor an assignment conveying to Farmor the interests in such acquisition to which Farmor is entitled pursuant to this Agreement within thirty (30) days following such acquisition.


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                            VIII. OPERATING AGREEMENT
                                  -------------------

     All operations conducted by Farmee hereunder shall be performed pursuant to and under the provisions of the "Operating Agreement" attached hereto as Exhibit "C" and by this reference made a part hereof. The terms and provisions of such operating agreement shall be in full force and effect as to all operations conducted hereunder including the drilling of the Test Well and/or Option Test Well, if drilled, by Farmee, except to the extent a specific provision is contained in this Agreement to the contrary, in which event the terms and provisions hereof shall control.

                           IX. INSURANCE AND INDEMNITY
                               -----------------------

     At all times while conducting operations on the Contract Acreage and/or Option Acreage, Farmee shall:

     A. Conduct said operations strictly in accordance with the terms and provisions of the Oil and Gas Leases covering the Contract Acreage.

     B. Observe and comply with all applicable laws, ordinances, regulations and orders of all government authorities and agencies, whether Federal, State, County, or municipal.

     C. Keep the Test Well and Option Test Well and the equipment used in connection therewith free from all liens and encumbrances.

     D. Comply with all provisions concerning insurance in Exhibit "D" of the Operating Agreement.

          Such insurance shall be maintained in a form which protects the interest of all Parties hereto by having Farmor named as an additional insured if necessary under the policies providing such insurance. All insurance shall be subject to approval of Farmor, and Farmee shall submit certificates of insurance and evidence of its coverage to Farmor upon request.

     E. Protect, defend, indemnify and hold harmless Farmor and its officers, directors and employees from and against any and all losses, claims, demands, liabilities or causes of action of every kind and character, including costs of litigation, attorneys' fees, without limit and without regard to the cause or causes thereof, in favor of any person or party, on account of damage to their property or on account of bodily injury or death, arising out of or in any way connected with Farmee's operations pursuant to the terms of this Agreement.

                           X. ENVIRONMENTAL INDEMNITY
                              -----------------------

     Farmee shall assume all responsibility for, including control and removal of, and protect, defend, hold Farmor and its officers, directors and employees harmless from and against all claims, fines, expenses, demands, and causes of action of every kind and character, including costs of litigation, attorneys' fees, arising out of any federal, state or local laws, rules, orders and regulations applicable to any waste material or hazardous substances on the land or the presence, disposal, release or threatened release of waste material or hazardous substance from the land into the atmosphere or into or upon the land or any water


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December 3, 2003
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course or body of water, including ground water, attributable to Farmee's operations under the terms of this Agreement.

         XI. DELAY RENTALS, MINIMUM ROYALTIES AND SHUT-IN WELL PAYMENTS
             ----------------------------------------------------------

     Farmee shall bear seventy-five percent (75%) of Farmor's share of all delay rentals which may become due and payable concerning the Contract Acreage during the term of this Agreement. Farmee shall pay Farmor upon being billed therefor for seventy-five percent (75%) of such delay rentals. Farmor shall not be liable for erroneous payment or inadvertent failure to pay any such delay rental. Farmee, at its sole cost and expense, agrees to timely pay any and all shut-in well payments and minimum royalties which may be required under the terms of the leases covering the Contract Acreage. Farmee agrees to notify Farmor at any time a well is completed on the Contract Acreage which is capable of producing but is not produced, and at any time production ceases for any reason within ten (10) days of such occurrence. Said notice shall include the date of shut-in and/or cessation of production, the reason therefor, the location of the well and Farmee's estimate of when the well will be returned to production. Farmee further agrees to furnish to Farmor a photostatic copy of any and all instruments served upon Farmee which evidence a change in the ownership of delay rentals and/or royalties.

                             XII. ASSUMPTION OF WELL
                                  ------------------

     In the event Farmee determines that the Test Well or Option Test Well is incapable of producing oil and/or gas in commercial quantities, and should Farmee desire to plug and abandon such well as a dry hole, Farmee shall not commence to abandon such well until Farmee has furnished Farmor with all information available which has been derived from the drilling, testing, coring, surveying and logging of the well, and thereafter Farmee has given Farmor forty-eight (48) hours (exclusive of Saturday, Sunday and/or legal holidays) notice of its intention to abandon. During the forty-eight (48) hour period, Farmor shall have the right, insofar as Farmee is able to grant the right, to take over the well to be abandoned by Farmee ("Assumed Well") and attempt completion thereof and/or to conduct such further operations as Farmor sees fit, in which event Farmee shall deliver the hole and rig to Farmor for such further operations. Failure to notify Farmee within the aforesaid forty-eight (48) hour period shall constitute Farmor's concurrence in such well being plugged and abandoned. If Farmor takes over a well in accordance with this Article, then Farmee will bear and assume all cost, expense and liability incurred for the Assumed Well prior to the time Farmor takes over the well, and Farmor will pay, assume and bear all cost, obligation, risk and expense after its assumption. If Farmor does take over the well in accordance with this Article, then Farmor will pay Farmee the reasonable salvage value for pipe and equipment in or on the Assumed Well less the estimated cost of salvaging such material which is taken for the further operations contemplated herein. If the Assumed Well is plugged and abandoned, Farmor shall pay all costs of plugging and abandoning the Assumed Well, BUT Farmee shall nevertheless continue to be liable for restoration of the surface upon which the Assumed Well is located. However, any additional costs for restoration of the surface which are the result of Farmor's operations in assuming such well shall be borne by Farmor. If Farmor assumes the well, it is understood that Farmee shall not be entitled to an assignment of Farmor's working interest in and to the Contract Acreage or Option Acreage within a nine section spot surrounding the well.

December 3, 2003
Page 7 of 9


                                 XIII. SURRENDER
                                       ---------

     A. In the event Farmee should, at any time after the date of any assignment made by Farmor under the terms of this Agreement, elect to surrender, release, forfeit or allow to terminate for any reason a portion or all of the interest assigned, Farmee shall notify Farmor in writing of such election no less than sixty (60) days prior to said action. Farmor shall have, for twenty (20) days after receipt of such notice, the option to reacquire from Farmee by reassignment all of such interest together with all of Farmee's interest in all wells, material and equipment attributable to such interest. Said reassignment shall be executed and delivered to Farmor within ten (10) days after Farmee's receipt of Farmor's written notice to reacquire such interest and shall be free and clear of any liens, adverse claims overriding royalty interest, production payments or other encumbrances of whatsoever nature which have been created or caused by Farmee or by any party claiming by, through or under Farmee. Farmor shall pay Farmee, in consideration therefor, the reasonable salvage value for pipe and equipment in or on all wells attributable to such interest, less the estimated cost of salvaging same after its receipt from Farmee of a complete inventory of the equipment and material in said well(s).

     B. In the event Farmor elects to exercise any reassignment option reserved by it in any provision of this Agreement, such reassignment into Farmor shall be free and clear of any liens, adverse claims, overriding royalty interest, production payments or other encumbrances of whatsoever nature which may have been created or caused by any action by Farmee.


                             XIV. TERM OF AGREEMENT
                                  -----------------

     A. If Farmee fails to drill the Test Well as herein provided, or drills said Test Well to a depth less than Contract Depth and does not timely exercise its right to drill a substitute test well as provided above, this Agreement shall terminate in its entirety and, notwithstanding anything in this Agreement to the contrary, any interest which Farmee might otherwise be entitled to earn under this Agreement in or to the Contract Acreage or Test Well shall terminate and revert to Farmor.

     B. If Farmee fails to drill the Option Test Well as herein provided, or drills said Option Test Well to a depth less than Contract Depth and does not timely exercise its right to drill a substitute test well as provided above, this Agreement shall terminate and, notwithstanding anything in this Agreement to the contrary, any interest which Farmee might otherwise be entitled to earn under this Agreement in or to the unearned Block shall terminate and revert to Farmor.

     C. If Farmee defaults in the timely and proper performance of any of its obligations/covenants contained herein, this Agreement shall terminate in its entirety and, notwithstanding anything in this Agreement to the contrary, any interest which Farmee might otherwise be entitled to earn under this Agreement in or to the Contract Acreage shall terminate and automatically revert to Farmor.

     D. Such automatic termination described above, however, shall not operate to relieve Farmee of the obligations and liabilities incurred hereunder by Farmee, its successors and assigns, prior to such termination.


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December 3, 2003
Page 8 of 9


                             XV. GENERAL PROVISIONS
                                 ------------------


     A. This Agreement, as to the rights, duties and obligations hereunder, may not be assigned without the express written consent of Farmor, such terms and conditions being particular and peculiar to the Farmee hereunder.

     B. This contract constitutes the entire agreement between Farmor and Farmee and there are no other terms or provisions, either written or oral.

     C. Upon written request, Farmor shall furnish to Farmee copies of the Oil and Gas Lease(s) covering the drillsite tract for any well drilled hereunder and title data relating thereto in its possession, including copies of any assignments, contracts, rental receipts and agreements relating thereto and any other title data in its possession, including title opinions, provided that Farmor shall not be responsible for the accuracy of any such title opinion. Farmee, at its sole cost and expense, shall obtain any additional title data desired and furnish Farmor with copies of all title opinions and pertinent materials obtained by Farmee covering the Contract Acreage.

     D. Farmee, at its sole cost, risk and expense, shall maintain the Contract Acreage in a clean and orderly condition, remove all waste products and fill in all pits dug in connection with Farmee's operations thereon. Farmee shall restore the Contract Acreage to its original condition as nearly as possible and settle all claims for surface damages. If Farmee fails to perform any restoration or clean-up operations within a reasonable time after completion or abandonment, or fails to settle any claims in connection with surface damages within sixty (60) days after written demand from Farmor then, in such event, Farmor may do so and Farmee agrees to reimburse Farmor for all expenses so incurred.

     E. Farmor and Farmee shall each have the right to take and dispose of its proportionate share of any and all of the production from or attributable to the Contract Acreage.

     F. Any provision hereof which is inconsistent with any law, rule, regulation or order is hereby modified so as to conform therewith; and this Agreement, as so modified, shall continue in full force and effect.

     G. Should Farmee drill and complete the Test Well and/or Option Test Well as a well capable of production, Farmee shall place of record in the appropriate County's records an proper affidavit of production describing the lease(s) covering the applicable drillsite tract.

     H. If this Agreement is not executed by Farmee and returned to Farmor within thirty (30) days from the date hereof, then and thereupon at the option of Farmor this Agreement shall be null and void and of no effect.


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December 3, 2003
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     Executed  as of the day and year first written above. This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes.


                                        Very truly yours,


                                        EOG RESOURCES, INC.


                                        By:     /s/ J. Michael Schween
                                             -----------------------------------
                                                J. Michael Schween
                                        Title:  Agent and Attorney-in-Fact




AGREED TO AND ACCEPTED this       day of December, 2004
                            -----


PETROSEARCH CORPORATION


By:
    ------------------------------------
        Brad Simmons
        Title: President

                                                          Exhibit 'A.1'


                                                                                                                     Recording
Lease Number   Lessor Name                  Description                                 Lease Date   Gross Acres   Book    Page
-------------  ---------------------------  ------------------------------------------  -----------  -----------  ------  -------
Block A Lands

0077012-000    USA MTM-92276                T37N-R34E                                    12-11-2002      2238.36
                                            SEC 1: LOTS 1, 2, 3, 4, S2N2, S2
                                            SEC 2: LOTS 1, 2, 3, 4, S2N2
                                            SEC 11: ALL
                                            SEC 12: N2, SW, N2SE, SWSE
                                            PHILLIPS COUNTY, MONTANA

0077021 -000   USA MTM-92277                T37N-R34E                                    12-11-2002       440.00
                                            SEC 10: NE, E2W2
                                            SEC 12: SESE
                                            SEC 13: E2NE
                                            PHILLIPS COUNTY, MONTANA

0077022-000    USA MTM-92278                T37N-R34E                                    12-11-2002        40.00
                                            SEC 10: SWNW
                                            PHILLIPS COUNTY, MONTANA

0077023-000    USA MTM-92279                T37N-R34E                                    12-11-2002      2440.00
                                            SEC 13: W2NE, NW, S2
                                            SEC 14: ALL
                                            SEC 23: ALL
                                            SEC 24: N2, SW, N2SE, SWSE
                                            PHILLIPS COUNTY, MONTANA

0077024-000    USA MTM-92280                T37N-R34E                                    12-11-2002       480.00
                                            SEC 15: S2
                                            SEC 22: E2E2
                                            PHILLIPS COUNTY, MONTANA

0077025-000    USA MTM-92281                T37N-R34E                                    12-11-2002       920.00
                                            SEC 25: NWNE, S2NE, NW, S2
                                            SEC 26: E2
                                            PHILLIPS COUNTY, MONTANA

0076961-000    USA MTM-91732                T3SN-R35E                                    05-31-2002      2249.32
                                            SEC 1: LOTS 1, 2, 3, 4, S2
                                            SEC 2: LOTS 1, 2, 3, 4, S2
                                            SEC 11: ALL
                                            SEC 12: ALL
                                            VALLEY COUNTY. MONTANA

0076962-000    USA MTM-91733                T3SN-R35E                                    05-31-2002      1940.64
                                            SEC 3: LOTS 1,2,3,4,S2
                                            SEC 4: LOTS 1,2,3,4,S2
                                            SEC 9: S2NE, SENW, S2
                                            SEC 10: NE, SWNW, S2
                                            VALLEY COUNTY, MONTANA

0076963-000    USA MTM-91734                T36N-R35E                                    05-31-2002      2164.01
                                            SEC 5: LOTS 1,2,3,4, S2
                                            SEC 6: LOTS 1,2,3,6, E2SW, SE
                                            SEC 7: LOTS 1,2,3,4, E2, E2W2
                                            SEC 8: ALL
                                            VALLEY COUNTY, MONTANA

0076964-000    USA MTM-92345                T36N-R35E                                    05-31-2002      1260.00
                                            SEC 13: ALL
                                            SEC 14: ALL
                                            VALLEY COUNTY, MONTANA


                                     1 of 7

                                                          Exhibit 'A.1'


                                                                                                                     Recording
Lease Number   Lessor Name                  Decription                                  Lease Date   Gross Acres   Book    Page
-------------  ---------------------------  ------------------------------------------  -----------  -----------  ------  -------
0076965-000    USA MTM-92346                T3SN-R35E                                    05-31-2002       320.00
                                            SEC 15: NE, N2NW, S2SW
                                            VALLEY COUNTY, MONTANA

0076966-000    USA MTM-92347                T36N-R35E                                    05-31-2002      1265.32
                                            SEC 17: ALL
                                            SEC 18: LOTS 1,2,3,4, E2, E2W2
                                            VALLEY COUNTY, MONTANA

0076967-000    USA MTM-91742                T37N-R35E                                    05-31-2002      1262.32
                                            SEC 4: LOTS 1,2,3,4, S2NE, N2SE
                                            SEC 9: W2, S2SE
                                            SEC 10: E2, E2W2, SWSW
                                            VALLEY COUNTY, MONTANA

0076968-000    USA MTM-91743                T37N-R35E                                    05-31-2002      1156.60
                                            SEC 7: LOTS 1,2,3, E2W2
                                            SEC 8: E2E2
                                            SEC 17: E2, E2W2, W2SW
                                            SEC 18: SE
                                            VALLEY COUNTY, MONTANA

0076969-000    USA MTM-91744                Insofar as lease covers:                     05-31-2002       360.00
                                            T37N-R35E
                                            SEC 15: NENE, W2
                                            VALLEY COUNTY, MONTANA

0076970-000    USA MTM-91745                T37N-R35E                                    05-31-2002       958.69
                                            SEC 19: LOTS 1,2,3, NE, E2NW, NESW,
                                            N2SE, SESE
                                            SEC 20: E2
                                            SEC 21: W2SW, NWSE
                                            VALLEY COUNTY, MONTANA

0076971-000    USA MTM-91746                Insofar as lease covers:                     05-31-2002       160.00
                                            T37N-R35E
                                            SEC 22: E2SW
                                            SEC 23: W2SW
                                            VALLEY COUNTY, MONTANA

0076972-000    USA MTM-91747                Insofar as lease covers:                     05-31-2002       560.00
                                            T37N-R35E
                                            Sec 26: W2NW
                                            Sec 27:  NE, E2NW, SW, W2SE
                                            VALLEY COUNTY, MONTANA

0076973-000    USA MTM-91748                T37N-R3SE                                    05-31-2002      1360.00
                                            SEC 28: W2NE, W2NW, SENW, S2
                                            SEC 29: ALL
                                            SEC 30: E2E2, SWSE
                                            VALLEY COUNTY, MONTANA

0076974-000    USA MTM-91749                T37N-R35E                                    05-31-2002      1080.16
                                            SEC 31: LOTS 1,2,3,4, E2, E2W2
                                            SEC 32: E2, W2SW, SESW
                                            VALLEY COUNTY, MONTANA

0076975-000    USA MTM-91750                T37N-R35E                                    05-31-2002      1840.00
                                            SEC 33: ALL
                                            SEC 34: W2NE, W2, SE
                                            SEC 35: ALL
                                            VALLEY COUNTY, MONTANA

0076985-000    USA MTM-91768                T36N-R35E                                    05-31-2002       672.51
                                            SEC 6: LOTS 4,5
                                            SEC 9: N2N2, SWNW
                                            SEC 10: N2NW
                                            SEC 15: S2NW, N2SW, SE
                                            VALLEY COUNTY, MONTANA


                                     2 of 7

                                                          Exhibit 'A.1'


                                                                                                                     Recording
Lease Number   Lessor Name                  Decription                                  Lease Date   Gross Acres   Book    Page
-------------  ---------------------------  ------------------------------------------  -----------  -----------  ------  -------
0076987-000    USA MTM-91773                T37N-R35E                                    05-31-2002       640.00
                                            SEC 4: S2NW, SW, S2SE
                                            SEC 9: NE, N2SE
                                            SEC 10: SWNW, NWSW
                                            VALLEY COUNTY, MONTANA

0076988-000    USA MTM-91774                T37N-R35E                                    05-31-2002      1835.10
                                            SEC 5: LOTS 1,2,3,4, S2N2, S2
                                            SEC 6: LOTS 1,2,3,4,5,6,7, S2NE, SENW,
                                            E2SW, SE
                                            SEC 7: LOT 4, E2
                                            SEC 8: W2W2
                                            VALLEY COUNTY, MONTANA

0076989-000    USA MTM-91775                T37N-R35E                                    05-31-2002       996.75
                                            SEC 17: W2NW
                                            SEC 18: LOTS 1,2,3,4, NE, E2W2
                                            SEC 19: LOT 4, SESW, SWSE
                                            SEC 20: W2
                                            VALLEY COUNTY, MONTANA

0076990-000    USA MTM-91776                T37N-R35E                                    05-31-2002      1440.00
                                            SEC 21: N2, E2SW, NESE, S2SE
                                            SEC 22: E2, NW, W2SW
                                            SEC 23: SWNE, NW, E2SW, W2SE
                                            VALLEY COUNTY, MONTANA

0076991-000    USA MTM-91777                Insofar as lease covers:                     05-31-2002       600.00
                                            T37N-R35E
                                            SEC 26: E2, E2NW
                                            SEC 27: W2NW
                                            SEC 28: E2NE, NENW
                                            VALLEY COUNTY, MONTANA

0077002-000    ST MT 34,813-02              T36N-R35E                                    09-04-2002       640.00
                                            SEC 16: ALL
                                            VALLEY COUNTY, MONTANA

0077004-000    ST MT 34,819-02              T37N-R35E                                    09-04-2002       640.00
                                            SEC 16: ALL
                                            VALLEY COUNTY. MONTANA

0077008-000    VALLEY COUNTY OF MONTANA     Insofar as lease covers:                     08-19-2002       320.00      79      359
                                            T37N-R35E
                                            SEC 26: SW
                                            SEC 27: E2SE
                                            SEC 34: E2NE
                                            VALLEY COUNTY, MONTANA

0077011-001    DEER VALLEY RANCH, INC       Insofar as lease covers:                     08-13-2002        40.00      79      364
                                            T37N-R35E
                                            SEC 10: NWNW
                                            VALLEY COUNTY, MONTANA

0077011-002    BEIL RANCH, INC.             Insofar as lease covers:                     08-13-2002        40.00      79      362
                                            T37N-R35E
                                            SEC 10: NWNW
                                            VALLEY COUNTY, MONTANA


                                     3 of 7

                                                          Exhibit 'A.1'


                                                                                                                    Recording
Lease Number   Lessor Name                  Decription                                  Lease Date   Gross Acres   Book    Page
-------------  ---------------------------  ------------------------------------------  -----------  -----------  ------  -------
Block B Lands

0076969-000    USA MTM-91744                Insofar as lease covers:                     05-31-2002       640.00
                                            T37N-R35E
                                            SEC 13: N2NE, NWSW, SESW
                                            SEC 14: SWNE, NW, N2SW, SESW, SE
                                            VALLEY COUNTY, MONTANA

0076971-000    USA MTM-91746                Insofar as lease covers:                     05-31-2002       360.00
                                            T37N-R35E
                                            SEC 23: N2NE, E2SE
                                            SEC 24: W2SW, W2SE, SESE
                                            VALLEY COUNTY, MONTANA

0076972-000    USA MTM-91747                Insofar as lease covers:                     05-31-2002       440.00
                                            T37N-R35E
                                            SEC 25: E2, N2NW, SENW
                                            VALLEY COUNTY, MONTANA

0076976-000    USA MTM-92348                T36N-R36E                                    05-31-2002       880.00
                                            SEC 3:   S2SE
                                            SEC 10: ALL
                                            SEC 15: N2N2
                                            VALLEY COUNTY, MONTANA

0076977-000    USA MTM-91753                T36N-R36E                                    05-31-2002      1323.81
                                            SEC 5: SW
                                            SEC 6: LOTS 3,4,5,6, E2SW, SE
                                            SEC 7: LOTS 1,2,3,4, E2W2, SE
                                            SEC 9: E2NE, NW, S2SE
                                            VALLEY COUNTY, MONTANA

0076978-000    USA MTM-92349                T36N-R36E                                    05-31-2002       460.68
                                            SEC 18: LOTS 1,2,3,4, NE, E2W2
                                            VALLEY COUNTY, MONTANA

0076979-000    USA MTM-91757                T37N-R36E                                    05-31-2002      1369.39
                                            SEC 3: LOTS 2,3,4, SWNW, NWSW
                                            SEC 4: LOTS 1,2,3,4, S2N2, SW, W2SE
                                            SEC 9: NE, NENW, S2SW
                                            SEC 10: SW, N2SE, SWSE
                                            VALLEY COUNTY, MONTANA

0076980-000    USA MTM-91758                T37N-R35E                                    05-31-2002      1022.04
                                            SEC 5: LOTS 3,4, S2NW, SW
                                            SEC 6: LOTS 3,4,5,6,7, SENW, E2SW
                                            SEC 8: W2, SESE
                                            VALLEY COUNTY, MONTANA

0076981-000    USA MTM-91759                T37N-R36E                                    05-31-2002       920.00
                                            SEC 14: SENW, SWSW
                                            SEC 23: NWNE, S2NE, NW, S2
                                            SEC 24: SWNE, W2SW
                                            SEC 25: W2SW, SWSE
                                            VALLEY COUNTY, MONTANA

0076982-000    USA MTM-91760                T37N-R36E                                    05-31-2002      1200.00
                                            SEC 15: W2NE, W2, SE
                                            SEC 21: NENE, W2NE, NW
                                            SEC 22: E2, NWNW
                                            VALLEY COUNTY, MONTANA

0076983-000    USA MTM-91761                T37N-R36E                                    05-31-2002       679.99
                                            SEC 17: N2, N2SE
                                            SEC 18: NENE
                                            SEC 19: LOT 4
                                            SEC 20: N2NE, SESW, S2SE
                                            VALLEY COUNTY, MONTANA


                                     4 of 7

                                                          Exhibit 'A.1'


                                                                                                                   Recording
Lease Number   Lessor Name                  Decription                                  Lease Date   Gross Acres  Book    Page
-------------  ---------------------------  ------------------------------------------  -----------  -----------  ------  -------
0076984-000    USA MTM-91762                T37N-R36E                                    05-31-2002      1840.85
                                            SEC 29: N2, W2SW, E2SE
                                            SEC 30: LOTS, 3,4
                                            SEC 31: LOTS 1,2,3,4, E2, E2W2
                                            SEC 32: W2NW, SENW, SW, NWSE
                                            SEC 33: W2NE, NW, N2SW
                                            VALLEY COUNTY, MONTANA

0076986-000    USA MTM-91772                T37N-R35E                                    05-31-2002      1080.00
                                            SEC 1: SESW, S2SE
                                            SEC 11: ALL
                                            SEC 13: NW, NESW
                                            SEC 14: N2NE, SENE
                                            VALLEY COUNTY, MONTANA

0076991-000    USA MTM-91777                Insofar as lease covers:                     05-31-2002       200.00
                                            T37N-R35E
                                            SEC 25: SWNW, SW
                                            VALLEY COUNTY, MONTANA

0076992-000    USA MTM-91785                T36N-R36E                                    05-31-2002      1120.00
                                            SEC 7: NE
                                            SEC 8: ALL
                                            SEC 9: W2NE, SW, N2SE
                                            VALLEY COUNTY, MONTANA

0076993-000    USA MTM-92350                T36N-R36E                                    05-31-2002       480.00
                                            SEC 15: S2N2, S2
                                            VALLEY COUNTY, MONTANA

0076994-000    USA MTM-92351                T36N-R36E                                    05-31-2002       640.00
                                            SEC 17: NE, W2
                                            SEC 18: SE
                                            VALLEY COUNTY, MONTANA

0076995-000    USA MTM-91790                T37N-R36E                                    05-31-2002       853.95
                                            SEC 2: LOT 4, SWNW, SW
                                            SEC 3: LOT 1, S2NE, SENW, NESW, S2SW
                                            SEC 10: NW
                                            SEC 11: N2NW, SENW, SESE
                                            VALLEY COUNTY, MONTANA

0076996-000    USA MTM-91791                T37N-R36E                                    05-31-2002      1053.56
                                            SEC 4: E2SE
                                            SEC 5: LOTS 1,2, S2NE, SE
                                            SEC 8: NE, N2SE, SWSE
                                            SEC 9: NWNW, S2NW, N2SW, SE
                                            VALLEY COUNTY, MONTANA

0076997-000    USA MTM-91792                T37N-R36E                                    05-31-2002      1372.89
                                            SEC 6: LOTS 1,2, S2NE, SE
                                            SEC 7: E2
                                            SEC 17: SW, S2SE
                                            SEC 18: NWNE, S2NE, SE
                                            SEC 19: NENE, SESE
                                            SEC 20: N2NW, SWSW
                                            VALLEY COUNTY, MONTANA

0076998-000    USA MTM-91793                T37N-R36E                                    05-31-2002       760.00
                                            SEC 12: SWSW
                                            SEC 13: W2W2
                                            SEC 14: E2, NENW, SESW
                                            SEC 23: NENE
                                            SEC 24: W2NW, SENW
                                            VALLEY COUNTY, MONTANA


                                     5 of 7

                                                          Exhibit 'A.1'


                                                                                                                     Recording
Lease Number   Lessor Name                  Decription                                  Lease Date   Gross Acres  Book    Page
-------------  ---------------------------  ------------------------------------------  -----------  -----------  ------  -------
0076999-000    USA MTM-91794                T37N-R36E                                    05-31-2002      1040.00
                                            SEC 21: SENE, S2
                                            SEC 22: NENW, S2NW, SW
                                            SEC 29: E2SW, W2SE
                                            SEC 30: NE, N2SE
                                            VALLEY COUNTY, MONTANA

0077000-000    USA MTM-92352                T37N-R36E                                    05-31-2002       320.00
                                            SEC 26: S2
                                            VALLEY COUNTY, MONTANA

0077001-000    USA MTM-91796                T37N-R36E                                    05-31-2002      1600.00
                                            SEC 27: S2
                                            SEC 28: S2
                                            SEC 33: E2NE, S2SW, SE
                                            SEC 34: ALL
                                            VALLEY COUNTY, MONTANA

0077003-000    ST MT 34,815-02              T36N-R36E                                    09-04-2002       640.00
                                            SEC 16: ALL
                                            VALLEY COUNTY, MONTANA

0077005-ODD    ST MT 34,820-02              T37N-R35E                                    09-04-2002       640.00
                                            SEC 36: ALL
                                            VALLEY COUNTY, MONTANA

0077006-000    ST MT 34,821-02              T37N-R36E                                    09-04-2002       640.00
                                            SEC 16: ALL
                                            VALLEY COUNTY, MONTANA

0077007-000    VALLEY COUNTY OF MONTANA     Insofar as lease covers:                     08-19-2002       318.72      79      355
                                            T36N-R36E
                                            SEC 4: LOTS 3,4
                                            SEC 5: LOTS 1,2,3,4
                                            SEC 6: LOTS 1,2
                                            VALLEY COUNTY, MONTANA

0077008-000    VALLEY COUNTY OF MONTANA     Insofar as lease covers:                     08-19-2002       607.03      79      359
                                            T37N-R36E
                                            SEC 2: LOT 3, SENW, SWNE, W2SE
                                            SEC 11: W2NE
                                            SEC 30: LOTS 1,2, E2W2, S2SE
                                            VALLEY COUNTY, MONTANA

0077009-000    MCCOLLY RANCH, INC           T37N-R36E                                    06-24-2002      1916.17      79      349
                                            SEC 7: LOTS 1,2,3,4, E2W2
                                            SEC 18: LOTS 1,2, E2NW
                                            SEC 19: LOTS 1,2,3, E2W2, W2E2, SENE,
                                            NESE
                                            SEC 20: S2N2, N2S2
                                            T37N-R35E
                                            SEC 13: SWSW, S2NE, N2SE
                                            SEC 23: SENE
                                            SEC 24: NW, E2SW, S2NE, NESE
                                            VALLEY COUNTY, MONTANA

0077010-001    DEER VALLEY RANCH, INC       T36N-R36E                                    08-13-2002       955.06      79      363
                                            SEC 3: LOTS 1,2,3,4, N2SE, SW
                                            SEC 4: LOTS 1,2, S2
                                            SEC 5: SE
                                            VALLEY COUNTY, MONTANA


                                     6 of 7

                                                          Exhibit 'A.1'


                                                                                                                    Recording
Lease Number   Lessor Name                  Decription                                  Lease Date   Gross Acres  Book     Page
-------------  ---------------------------  ------------------------------------------  -----------  -----------  ------  -------
0077010-002    BEIL RANCH, INC              T36N-R36E                                    08-13-2002       955.06      79      361
                                            SEC 3: LOTS 1,2,3,4, N2SE, SW
                                            SEC 4: LOTS 1,2, S2
                                            SEC 5: SE
                                            VALLEY COUNTY, MONTANA

0077010-003    ROSS C HYDE AND AUDREY HYDE  T36N-R36E                                    08-21-2002      1275.06      79      369
                                            SEC 3: LOTS 1,2,3,4, N2SE, SW
                                            SEC 4: LOTS 1,2, S2
                                            SEC 5: SE
                                            T37N-R36E
                                            SEC 32: NENW, NE, E2SE, SWSE
                                            VALLEY COUNTY, MONTANA

0077010-004    BEIL RANCH, INC              T37N-R36E                                    08-20-2002       320.00      79      388
                                            SEC 32: NENW, NE, E2SE, SWSE
                                            VALLEY COUNTY, MONTANA

0077010-005    DEER VALLEY RANCH, INC       T37N-R36E                                    08-20-2002       320.00      79      387
                                            SEC 32: NENW, NE, E2SE, SWSE
                                            VALLEY COUNTY, MONTANA

0077011-001    DEER VALLEY RANCH, INC       Insofar as lease covers:                     08-13-2002      1503.36      79      364
                                            T37N-R35E
                                            SEC 1: S2NW, N2SW, SWSW
                                            SEC 2: LOTS 1,2,3,4, S2N2, S2
                                            SEC 12: NE, W2, SE
                                            VALLEY COUNTY, MONTANA

0077011-002    BEIL RANCH, INC.             Insofar as lease covers:                     08-13-2002      1503.36      79      362
                                            T37N-R35E
                                            SEC 1: S2NW, N2SW, SWSW
                                            SEC 2: LOTS 1,2,3,4, S2N2, S2
                                            SEC 12: NE, W2, SE
                                            VALLEY COUNTY, MONTANA


                                     7 of 7

                               [GRAPHIC OMITTED]

                                   EXHIBIT "B"
            Attached to and made a part of that certain Farmout with Option Agreement, dated December 3, 2003, by and between
        EOG Resources, Inc., as Farmor, and PetroSearch Corp., as Farmee

                              GEOLOGIC REQUIREMENTS

                              EOG RESOURCES, INC.

IN DRILLING THE TEST WELL(S), LESSEE SHALL:
-------------------------------------------

(i) Test as a prudent operator any formation that either before or after logging as hereinafter provided appears favorable to Lessor for the production of oil and/or gas.

(ii) Conduct all operations with approved and accepted practices prevailing in the area where the well is drilled for wells of similar depth and testing similar formations.

(iii) Make adequate evaluation and tests to Lessor's satisfaction to determine if the well is capable of producing oil and/or gas from any formation encountered. This evaluation shall include, but not be limited to, a Dual Induction and/or Lateral Log, a BHC Sonic Log and a Compensated Neutron-Density Log over all zones of interest.

(iv) Afford Lessor, at its sole risk and expense, access to the derrick floor and full and free access to the well and the records thereof at any and all times.

(v) Give Lessor notice, pursuant to the notice provisions of this Lease, to have a representative present before any testing, coring or logging of a prospective oil or gas zone, or plugging and abandoning the well.

(vi) Advise Lessor, in writing, before commencing operations, of the name and address of the geologist and/or engineer servicing the well.

(vii) Furnish Lessor, without cost, the following reports, data and information:

          DURING THE DRILLING OF THE WELL
          -------------------------------

          (a) Daily telephone and written reports, giving the nature of all work done, tests conducted, shows encountered, cores taken, and depth and formations penetrated, beginning with the date actual work is commenced at the location and continuing until initial daily potential has been established or, if a dry hole, the well has been plugged and abandoned.

          (b) Lessor shall have the right to request properly labeled well cuttings or dry samples (if available) and to receive properly annotated drilling time charts which are to be taken at intervals of not more than ten (10) feet from the base of the surface casing continuously to total depth. Lessor further reserves the right to slab any cores recovered during drilling operations and to receive all core analyses prepared by or for Lessee. If Lessor elects not to slab available cores, Lessee will furnish Lessor properly labeled core chips taken at one foot intervals from all cores cut.

          (c)  Water samples, on request.

          (d) Three (3) copies of all forms and reports filed with State and/or Federal agencies.

          UPON COMPLETION OF THE WELL
          ---------------------------

          (e) Three (3) copies of the chronological log and history of the well (well records and information record).

          (f) One (1) immediate fax upon logging and three (3) final prints of all logging surveys undertaken.

          (g) A certified copy or photoprint of the plugging record required by the governmental office or body having jurisdiction over the premises, if the test well is a dry hole.

          (h) Three (3) copies of any core analysis and three (3) copies of any core report.

          (i)  Three (3) copies of any bottom hole survey pressure taken,

          (j)  Three (3) copies of any directional survey, if run.

          (k)  Three (3) copies of drillstem test charts and analysis, if taken.

          (l)  Three (3) copies of gas-oil ratio test, if taken.

          (m) Three (3) copies of open flow potential and shut-in test, if gas well.

          (n)  Three (3) copies of any electrical log analysis.

          (o)  Three (3) copies of geologic report, if performed.

          (p) Three (3) copies of all forms and reports filed with State and/or Federal agencies.

          (q) One (1) copy of the open-hole data in digital LAS format, on a 3.5" disk.

Prior to the commencement of operations and after completion of any well as a well capable of producing oil or gas, all notices shall be delivered as provided in Section 19 of this Lease.

Upon the commencement of drilling operations, all notices and reports shall be made to:

          One (1) copy sent to:          One (1) copy sent to:

          EOG Resources, Inc.            EOG Resources, Inc.
          600 17th Street, Suite 1100N   P.O. Box 4362
          Denver, Colorado 80202         Houston, Texas 77210-4362
          Jim Peterson                   Attn: Reservoir Engineering, Joe Tigner
          (303) 824-5403 (fax for logs)

          One (1) copy sent to:

          EOG Resources, Inc.
          P.O. Box 250
          1540 Piney Drive
          Big Piney, Wyoming 83113
          Attention: Curt C. Parsons

Phone daily drilling reports to:

          Attention:  Rita Thomas
          Phone:      (307) 276-3331

Fax daily drilling reports to:

          Attention:  Rita Thomas
          Phone:      (307) 276-3335

Notification for logging, testing, coring, etc.


Name:     Jim Peterson
     ----------------------------------
Office Phone:      (303) 824-5492      Home Phone:    (303) 7958036
             --------------------------           --------------------------

                                       or

Name:     Gene Clower
     ---------------------------------------------------------------------------
Office Phone:      (303) 824-5432      Home Phone:    (303) 734-9783
             --------------------------           ------------------------------

EOG RESOURCES


                                                          EOG RESOURCES, INC.
                                                          600 Seventeenth Street
                                                          Suite 1100N
                                                          Denver, CO 80202
                                                          (303) 572-9000
                                                          Fax: (303) 824-5400

                                      August 31, 2004

Petrosearch Corporation
P.O. Box 672
Fulshear, TX 77441


Attention:  Mr. Brad Simmons
            President

                                      RE:  Amendatory Letter
                                           Farmout with Option Agreement
                                           Starbuck Prospect
                                           Phillips and Valley Counties, Montana

Gentlemen:

     Reference is made to that certain Farmout with Option Agreement dated December 3, 2003, by and between EOG Resources, Inc., as Farmor, and Petrosearch Corporation, as "Farmee," hereinafter referred to as "Said Agreement."

     Said Agreement is hereby amended as follows:

     Article III.A, line 1: Change the date "September 1, 2004" to "December 1, 2004."

     Except as amended hereunder, all of the terms and conditions of Said Agreement are hereby said to be in full force and effect.

     Please signify your acceptance to the foregoing, by dating, signing and returning the duplicate letter to the attention of the R. G. Davis, at the letterhead address.


                                      EOG RESOURCES, INC.


                                      By: /s/ J. Michael Schween
                                         -------------------------------
                                              J. Michael Schween
                                      Title:  Agent and Attorney-in-Fact


Accepted and agreed to this 31st day of August, 2004
                            ----        ------


PETROSEARCH CORPORATION

By:  /s/ Bradley J. Simmons
     ----------------------

                           Bradley J. Simmons
                           ------------------

Title:  President
        -------------------


                            energy opportunity growth

EOG RESOURCES

                                                          EOG RESOURCES, INC.
                                                          600 Seventeenth Street
                                                          Suite 1100N
                                                          Denver, CO 80202
                                                          (303) 572-900O
                                                          Fax: (303)824-5400

                                  April 1,2005

Petrosearch Energy Corporation
4925 Greenville Avenue, Suite 200
Dallas, TX 75206

Attention: Mr. Dan N. Denton
           Vice President

                                      RE:  Second Amendatory Letter
                                           Farmout with Option Agreement
                                           Starbuck Prospect
                                           Phillips and Valley Counties, Montana


Gentlemen:

     Reference is made to that certain Farmout with Option Agreement dated December 3, 2003, as amended by Letter Agreement dated August 31, 2004, by and between EOG Resources, Inc., as Farmor, and Petrosearch Corporation, as "Farmee," hereinafter referred to as "Said Agreement."

Said  Agreement  is  hereby  amended  as  follows:

Article  III.A,  line  1:  Change  the date "December 1, 2004" to "September 15,
2005."

Article  III.A:  Add  the  following  paragraphs:

"Before May 15, 2005, Farmee shall, at its sole cost, risk and expense, prosecute and complete a micromagnetic survey ("Survey") over all or a portion of the Contract Acreage. Farmee and/or its contractor shall be responsible for, and shall defend, indemnify and hold Farmor and its successors and assigns, harmless from any and all liability or injuries to property or persons arising out of, caused by, or related to such operations, including reasonable costs and attorney's fees.

Upon completion of the Survey Farmee shall, as soon as practical, provide Farmor, free of cost and any restrictions on its use, all data, including any supporting data, relating to the Survey. Within thirty (30) days of completion of the Survey, but not later than July 1, 2005, Farmee shall advise Farmor of its election to proceed with the drilling of the Test Well. In the event Farmee elects to drill the Test Well it shall advise Farmor of the drilling depth and the target formation(s), ("Contract Depth.") In no event may Contract Depth be above the base of the Eagle Shale.

Article  III.B:  Replace  the first sentence in its entirety with the following:

"Farmee shall prosecute drilling of the Test Well with due diligence and in a good and workmanlike manner to Contract Depth."


                            ENERGY OPPORTUNITY GROWTH

Article  XI:  Add  the  following  sentence:

"Notwithstanding the foregoing, for a period beginning January 1, 2005 and ending when the Test Well reaches Contract Depth Farmee shall bear one hundred percent (100%) of Farmor's share of delay rentals which may become due and payable concerning the Contract Acreage during the term of this Agreement. Concurrent with deliver of a fully executed original hereof, Farmee shall remit to Farmor a company check in the amount of $20,116.60 covering delay rentals due and payable on Contract Acreage for the period beginning January 1, 2005 and ending June 30, 2005."

Article  XIV:  Add  the  following  paragraph:

"If Farmee fails to prosecute the micromagnetic survey as herein provided within the time allowed this Agreement shall terminate in its entirety, and notwithstanding anything in this Agreement to the contrary, any interest which Farmee might otherwise be entitled to earn hereunder or in or to the Contract Acreage shall terminate and revert to Farmor."

     Except as amended hereunder, all of the terms and conditions of Said Agreement are hereby held to be in full force and effect.

     Please signify your acceptance to the foregoing, by dating, signing and returning the duplicate letter to the attention of the R. G. Davis, at the letterhead address.

                                             EOG RESOURCES, INC.


                                             By: /s/ J. Michael Schween
                                                --------------------------
                                                    J. Michael Schween
                                             Title: Agent and Attorney-in-Fact

Accepted and agreed to this 12 day of April, 2005
                            --

PETROSEARCH ENERGY CORPORATION, A NEVADA CORPORATION successor in interest to Petrosearch Corporation, a Texas Corporation


By:  /s/ Dan N. Denton
   ------------------------
     Dan N. Denton
     Vice President